Tenancy Agreement

租 約

This Agreement made the 1st day of MAY, 2025 between the Landlord and the Tenant as more particularly described in Schedule I.
本合約由業主及租客（雙方資料詳列於附表一）於2025年05月01日訂立。

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows: -
業主及租客雙方以詳列於附表一的租期及租金分別租出及租用詳列於附表一的物業，並同意遵守及履行下列條款 ： -

1. The Tenant shall pay to the Landlord the Rent in advance on the 1st day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have right to institute appropriate action(s) to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action(s) shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
租客須在租期內每個月份第 一 天上期繳付指定的租金。倘租客於應繳租金之日的七天後仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alterations and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
租客在沒有業主書面同意前，不得對該物業作任何改動及/或加建，惟業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.
租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予任何其他人等。 此租約權益將為租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須遵守香港一切法律條例和規則及該物業所屬的大廈有關的公契內的條款，租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions therein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 14 days from the date

of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and / or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord shall deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach by the Tenant.

租客須交與業主保証金 (金額如附表一所列) 作為保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯本合約內任何條款，則業主須收回空置的物業或一切租客欠款後(以較遲者作準)__14__天內無息退還該保証金予租客。但若租客拖欠根據本合約需要支付的租金及/或其他款項超過_七_天（無論有否以法律行動追討）或若租客違反本合約內任何條款，業主可合法收回該物業而此租約將立被終止 ;業主可從保証金內扣除因租客違約而令業主所受的損失。而此項權利將不會影響業主採取任何其他合法行動追討一切因租客違約所引致的損失的權利。

6. Security deposit cannot be used as rental.
   按金不能當作租金使用。

7. The Tenant shall during the Term of Tenancy pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.
   租客須在租約期內清繳一切有關該物業的水費、電費、煤氣費、電話費及其他類似的雜費等。

8. The Tenant shall during the Term of Tenancy keep the interior of the Premises, all furniture, all electronics, all appliances and all decorations inside the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this tenancy.
   租客須在租約期內保持物業內部及傢俱、電器及裝修維修狀態良好 (自然損耗及因固有的缺陷所產生的損壞除外) 並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

9. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term of Tenancy without any interruption by the Landlord.
   若租客按時清繳租金和雜費及沒有干犯本合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

10. The Landlord shall pay the Property tax payable in respect of the Premises.
    業主負責繳付有關該物業的物業稅。

11. The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
    業主及租客各負責屬本合約一式兩份的印花稅一半費用。

12. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修該物業內各主要結構部分(包括主要的排污渠、喉管和電線)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

13. The tenant shall cover insurance including but not limited to for his /her own belongings against Typhoon, Depression, Storm, Flood, Fire, Theft, 3rd party and Accidents in relation to this Tenancy. The Landlord shall not be responsible for any damage or loss under all circumstances.
租客須自投買風災、水、火、盜竊、意外保險、第三者保險，租客如有任何損失，業主不負任何責任。

14. Tenant shall pay all the expenses of consumables items such as light bulb, light tube etc.
租客需自行處理消耗品之更換(如燈泡、光管等)。

15. The Tenant has to move out all his/her own belongings from the date of delivery of vacant possession of the premises to the Landlord..
租客搬出時必須搬走自已的全部物品。

16. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any).
業主及租客雙方同意遵守附表二內的附加條款(如有的話)。

17. This agreement supersedes all prior negotiation, representation, understanding and agreements of the parties hereto.
本合約取代雙方過往所有之談判、聲稱、理解及協議。

18. If there is any conflict between the English version and the Chinese version in this agreement, the English version shall prevail.
如本合約內英文文本與中文文本存有差異時，將以英文文本為準。

Acknowledged the receipt of the Security Deposit of HK$ 29,000 by the Landlord.
業主確認收到租客所交的保証金。
港幣 貳萬玖仟 圓正:

____

Acknowledged the received of 4 keys of the Premises by the Tenant.
租客確認持有業主所交屬該物業的鎖匙
共 4 條: 玻璃門 x2 信箱 x1 廁所 x1 (+密碼鎖)

For and on behalf of
Billion Enterprise International Limited
億富企業國際有限公司

Authorized Signature(s)

Confirmed and Accepted all the terms and conditions contained herein by the Landlord
業主確認及接受本合約內所有條款的約束

____

WONG MEI SIM
HKID
身分證號碼 (A463271(3))

Confirmed and Accepted all the terms and conditions contained herein by the Tenant
租客確認及接受本合約內所有條款的約束

For and on behalf of
Billion Enterprise International Limited
億富企業國際有限公司

Authorized Signature(s)

BILLION ENTERPRISE INTERNATIONAL LTD
BR No. 商業登記證號碼 (64283278)
ZHANG, XIUQIONG 護照號碼: RV0107085

Schedule I

附表一

The Premises : OFFICE UNIT 502 ON 5TH FLOOR CHUNG YING BUILDING

物業 NOS.20, 20A CONNAUGHT ROAD WEST NOS.39, 41 NEW MARKET ST. HK

The Landlord : WONG MEI SIM

業主 whose address/registered office is situated at 其通訊地址／註冊地址為

____

____

Telephone No. 電話 : ______________________________

The Tenant : BILLION ENTERPRISE INTERNATIONAL LIMITED (億富企業國際有限公司)

租客 whose address/registered office is situated at 其通訊地址／註冊地址為

____

____

Telephone No. 電話 : ______________________________

Term of Tenancy : From 1/5/2025 to 30/04/2027 (both days inclusive)

租期 由 1/5/2025 至 30/04/2027 (包括首尾兩天)

Rent : HK$ 14,500 per month (Inclusive of Government rent, rates and Management fee)

租金 每月為**港幣 壹萬肆仟伍佰 圓正** (包括地租，差餉及管理費)

Security Deposit : HK$ 29,000

保証金 **港幣 貳萬玖仟 圓正**

Schedule II

附表二

1. **User** 用途

The Tenant shall not use or permit to be used the Premises or any part thereof of any purpose other than for Commercial purpose only. (P.S. – Please select one item : residential / commercial / office / shop / industrial)

租客除將該物業作 商業 用途外，不可將該物業或其任何部分作其他用途。(備註-請選一項：住宅 / 商業 /辦公室 / 商店 / 工業)

2. **Miscellaneous Payments** 雜項費用

a) The Tenant shall be responsible for the following payments payable in respect of the Premises during the Term:-

租客在租期內負責下列費用:

~~*(a) Management fee : (at current rate) (per month) (subject to revision from time to time)~~

~~管理費 : (每月以現金額為準) (將會不時調整)~~

*(b) Air-Conditioning Charges : (at current rate) (per month) (subject to revision from time to time)

冷氣費 : ______________(每月以現金額為準) (將會不時調整)

~~*(c) Government Rates : (subject to actual amount demanded by the Government)~~

~~差餉 : (每季以政府實收者為準)~~

~~*(d) Government Rent : (subject to actual amount demanded by the Government)~~

~~地租 : (每季以政府實收者為準)~~

b) The Landlord shall be responsible for the following payments payable in respect of the Premises during the Term:-
業主在租期內負責下列費用：

*(a) Management fee : (at current rate) (per month) (subject to revision from time to time)
管理費 :______________(每月以現金額為準) (將會不時調整)
~~*(b) Air-Conditioning Charges : (at current rate) (per month) (subject to revision from time to time)~~
~~冷氣費 :______________(每月以現金額為準) (將會不時調整)~~
*(c) Government Rates : (subject to actual amount demanded by the Government)
差餉 :______________(每季以政府實收者為準)
*(d) Government Rent : (subject to actual amount demanded by the Government)
地租 :______________(每季以政府實收者為準)

*delete where inapplicable.
刪去不適用者

3. Break Clause 退租權

Notwithstanding anything to the contrary hereinbefore contained, either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than _ONE_ month's written notice or by paying _ONE_ month's Rent in lieu to the other party provided that the said written notice shall not be served before the expiration of the _TWELVE_ months of the Term of Tenancy.
儘管與前文不符，任何一方可給予另一方不少於 _一_ 個月的書面通知或 _一_ 個月租金作代通知金提早解除此租約:唯該書面通知書不得早於由租期計起頭 _十二_ 個月內發出。

~~**4. Rent Free Period** 免租期~~

~~The Tenant shall be entitled to a rent free period from the __________ to __________ (both days inclusive) provided that the Tenant shall be responsible for the charges of water, electricity, gas, telephone and other outgoings payable in respect of Premises during such rent free period.~~
~~租客可享有一天免租期（由 __________ 至 __________）（包括首尾兩天）但租客仍需負責繳付免租期內一切水、電、煤氣及電話費用及其他一切雜費支出。~~

5. Other 其他

a. Furniture List: 冷氣機 x 2pcs , 抽氣扇 x 1pc (業主不負責以上設備之維修及保養。)

b. Bank Account: WONG MEI SIM (恒生銀行 275-6-045668)